HERITAGE SERIES TRUST

DIVERSIFIED GROWTH FUND

SUPPLEMENT DATED AUGUST 29, 2008
TO THE PROSPECTUS DATED MARCH 1, 2008

** Important Notice Regarding Change in Investment Policy**

Diversified Growth Fund. Effective October 31, 2008, the Diversified Growth Fund (the “fund”) will change its name to the Mid Cap Growth Fund in order to reflect the Portfolio Manager’s investment strategy of investing primarily in mid-capitalization companies. All references to the Diversified Growth Fund should be replaced with the Mid Cap Growth Fund.

In addition, the fund will adopt an investment policy to invest, under normal market conditions, at least 80% of its net assets in mid-capitalization companies. As such, the first and second paragraphs of the “Principal Investment Strategies” section should be replaced in their entirety with the following:

“Under normal market conditions, the Mid Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of mid-cap companies. This policy will not be changed without 60 calendar days advance notice to shareholders. The fund’s Portfolio Manager considers mid-cap companies to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations that fell within the range of companies included in the Russell Midcap® Growth Index (ranging from approximately $777 million to $18.1 billion as of July 31, 2008) during the most recent 12-month period. The Russell Midcap® Growth Index is an unmanaged index of companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values.

The Portfolio Manager uses a “bottom-up” method of analysis based on fundamental research to determine which common stocks to purchase for the fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The Portfolio Manager attempts to purchase stocks that have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels. Such stocks can typically have high price-to-earnings ratios. The Portfolio Manager generally does not emphasize investment in any particular investment sector or industry.”

*     *     *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE

HERITAGE SERIES TRUST

CORE EQUITY FUND

SUPPLEMENT DATED AUGUST 29, 2008
TO THE PROSPECTUS DATED MARCH 1, 2008

** Important Notice Regarding Change in Investment Policy**

Core Equity Fund. Effective October 31, 2008, the Core Equity Fund (the “fund”) will change its name to the Large Cap Core Fund in order to reflect the Portfolio Manager’s investment strategy of investing primarily in large-capitalization companies. All references to the Core Equity Fund should be replaced with the Large Cap Core Fund.

In addition, the fund will modify its 80% investment policy to include investments in large-cap companies. As such, the first paragraph of the “Principal Investment Strategies” section should be replaced in its entirety with the following:

“Under normal market conditions, the Large Cap Core Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large-cap companies. This policy will not be changed without 60 calendar days advance notice to shareholders. The fund seeks to invest in equity securities consisting primarily of common stocks of large U.S. companies (i.e., typically having a market capitalization over $5 billion at the time of investment) which the Portfolio Managers believe have the potential for growth over the intermediate- and long-term. The fund may also invest in preferred stocks and convertible securities that the Portfolio Managers believe may permit the fund to achieve its investment objective.”

*     *     *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE